Exhibit 99.1

Holly Energy Partners RBC MLP Conference RBC MLP Conference RBC MLP Conference

Safe Harbor Disclosure Statement 11/18/2010 2:12 PM 2 Statements made during the course of this presentation that are not historical facts are "forward- looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 including, but not limited to, statements identified by the words "anticipate," "believe," "expect," "estimate,", "plan," "intend," "will," and "forecast," and similar expressions and statements regarding our business strategy, plans and objectives for future operations. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect our business prospects and performance, and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the future performance of the pipelines and terminals, the actions of actual or potential competitive suppliers and transporters of refined petroleum products in our markets and the markets of Holly Corporation and Alon USA, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing, the effectiveness of capital investments and marketing and acquisition strategies, our ability to complete announced acquisition transactions, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Also please see additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners which is provided in our reports filed with the Securities and Exchange Commission from time to time. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Key HEP Strengths: Consistent growth & Low risk profile 11/18/2010 2:12 PM 3

HEP Assets: Current Footprint Over 1,500 miles of product pipelines Over 900 miles of crude gathering and trunk pipelines Approximately 6.1 million bbls of refined product and crude oil storage 11 Terminals & 8 loading rack facilities in 7 Western and Mid- continent states 25% Joint Venture interest with Plains All American (NYSE: PAA) in SLC Pipeline, LLC-a crude oil pipeline moving crude into the Salt Lake City area 11/18/2010 2:12 PM 4

5 HEP Growth: Distributable Cash Flow Note: Definition for non-GAAP measures such as Distributable Cash Flow are located on page 18.

1 Nov 2010 quarterly rate of $0.835/unit times 4 quarters equals $3.34 6 HEP Growth: Limited Partner Distributions

HEP Growth: EBITDA Since Inception 11/18/2010 2:12 PM 7 Note: Definition for non-GAAP measures such as EBITDA are located on page 18.

Low Risk Profile- Revenue Stability & No Commodity Risk No Commodity Risk: 100% fee based revenue stream HEP owns no inventories-no inventory price risk No commodity ownership risk or hedging necessary 11/18/2010 2:12 PM 8 Revenue Stability: Minimum commitments paid by major shippers (even if shipments do not occur) Long term (15-year) contracts in place with major customers Over 80% of revenues tied to long term contracts and minimum commitments

Low Risk Profile-Minimum Revenue Guarantees 11/18/2010 2:12 PM 9 After 2010 PPI related tariff adjustments, the addition of Tulsa logistics assets, & Roadrunner Pipeline, approximately $162 million of annual revenues derived from minimum commitments--approximately 80% of total revenues Minimum commitments ensure that even in the event of turnarounds or outages at refineries served by HEP that HEP would still be paid at least the minimum commitment, subject to certain exceptions including force majeure Minimum Annualized Counterparty Commitments (in mm)1 Term Type of Contract Holly - IPO Assets $43.7 2019 Minimum Revenue Commitment Alon USA - Lease Agreement $6.4 Multiple2 Capacity Lease Alon USA - Products Pipelines $22.7 2020 Minimum Volume Commitment Holly - Intermediate Pipelines $20.7 2024 Minimum Revenue Commitment Holly - Crude Pipeline and Tankage $28.4 2023 Minimum Revenue Commitment Holly - Tulsa Loading Facilities $2.7 2024 Minimum Revenue Commitment Holly- Natural Gas Pipeline $0.6 2024 Minimum Revenue Commitment Roadrunner & Related Pipelines $9.2 2024 Minimum Revenue Commitment Sinclair Tulsa Refinery Logistics Assets $27.7 2024 Minimum Revenue Commitment $162.1 1 As of September 30, 2010 2 Three capacity lease agreements, the earliest of which expires Feb 2012

Growth Opportunity: Tulsa Refinery Interconnects - 2011 11/18/2010 2:12 PM 10 Description: 5 interconnecting pipelines connecting Holly's East & West Tulsa refinery locations. Pipelines for gas oil/diesel, gasoline, sweet fuel gas, sour fuel gas & hydrogen Benefits: For HOC: improved refinery efficiencies, improved refining margins, lower operating costsFor HEP: additional long-term agreement with minimum revenue, consistent with economic returns from other HOC contracts Capex: Approximately $25mm Estimated EBITDA: Approximately $3.5mm Completion Date: Completion Q1 2011 - Start up Q1/Q2 2011

Growth Opportunity: Utah--Las Vegas Pipeline - 2011 11/18/2010 2:12 PM 11 Description: 75% interest in 400 mile refined products pipeline from Salt Lake City to Las Vegas with terminals in Cedar City, UT and Las Vegas, NVHolly entity owns & funds through construction phaseHEP has option to purchase Holly's ownership interestSinclair is 25% equity partner Benefits: Increased refined product supply to fast-growing market with consistent annual demandLowers seasonal impact to refiners because of demand reduction in wintertime months in local marketNew outlet for crude-cost-advantaged Rocky Mountain refiners Capacity: 62,000 bpd (expandable to 118,000 bpd) Capex: Approximately $240mm (Holly's 75% share of $300mm total project cost, plus carrying cost of 7% per annum) Estimated EBITDA: $23mm (75% share; initial annual EBITDA estimate) Completion Date: Completion late Q1 2011 - Start up Q2 2011

Holly Energy Partners RBC MLP Conference RBC MLP Conference RBC MLP Conference

Holly Energy Partners, L.P. (HEP) 11/18/2010 2:12 PM 13 Holly Energy Partners, L.P. (NYSE: HEP) 100 Crescent Court, Suite 1600 Dallas, Texas 75201 (214) 871-3555 For investor relations questions please contact: Neale Hickerson, Vice President-Investor Relations Neale.hickerson@hollyenergy.com

Appendix 11/18/2010 2:12 PM 14

Minimum Commitments Overview-Deferred Revenue Classification Applies to initial IPO assets, the Alon logistics assets, & the Holly intermediate pipeline assets Contracts with major customers have provisions requiring minimum annual commitment to be paid quarterly Minimum payments in excess of actual revenues produced from pipeline volume flows are recorded as deferred revenue on HEP's balance sheet Minimum payments are included in distributable cash calculations for the period received but not recognized in revenue Shippers have four calendar quarters to utilize deferred revenues paid to HEP as credit for shipments made above minimum required levels After four quarters, any remaining deferred revenue amount is then forfeited by the shipper and recognized by HEP as revenue in the current period- although no cash is received at this time (it was received four quarters prior to this accounting period) 11/18/2010 2:12 PM 15

Liquidity 11/18/2010 2:12 PM 16 $300mm Credit facility through August, 2011 Can increase $70mm upon bank approval & certain conditions being met Libor borrowing margin based upon Debt/EBITDA which ranges from 100bp to 250bp (applicable margin was 175bp as of 9/30/10) $50mm sub-limit for LCs $20mm sub-limit for interim funding of distributions $143 mm undrawn availability at 9/30/10 ($157mm borrowings outstanding with no LCs issued)

Debt Outstanding - 9/30/2010 Debt Outstanding - 9/30/2010 11/18/2010 2:12 PM 17 1 Libor borrowing margin based on Debt/EBITDA which was 175 bp as of 9/30/10.

Holly Energy Partners, L.P. (HEP) 11/18/2010 2:12 PM 18 BPD: Barrels per day Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in our consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow is reconciled to net income in footnote 5 to the table in "Item 6. Selected Financial Data" of HEP's 2009 10-K. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles ("U.S. GAAP"). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA is reconciled to net income in footnote 4 to the table in "Item 6. Selected Financial Data" of HEP's 2009 10-K. STEADY STATE EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.